EXECUTION VERSION

RECONSTITUTED SERVICING AGREEMENT

This RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of May 1, 2007, by and between HSBC BANK USA, NATIONAL ASSOCIATION (“HSBC” or the “Seller”), HSI ASSET SECURITIZATION CORPORATION (“HASCO” or the “Depositor”) and WELLS FARGO BANK, N.A., as servicer (in such capacity, the “Servicer”), and is acknowledged by CITIMORTGAGE, INC., as master servicer (the “Master Servicer”) and, acknowledged by DEUTSCHE BANK NATIONAL TRUST COMPANY (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, the Seller has conveyed certain Mortgage Loans (the “Mortgage Loans”) to the Depositor, which in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a pooling and servicing agreement, dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), attached as Exhibit B hereto, among the Trustee, Citibank, N.A., as securities administrator (the “Securities Administrator”), the Master Servicer, the Depositor and Wells Fargo Bank, N.A., as the custodian;

WHEREAS, the Mortgage Loans are currently serviced by the Servicer pursuant to (i) the Servicing Agreement between HSBC, as owner, and the Servicer, as servicer, dated June 30, 2006 (the “Servicing Agreement”), annexed hereto as Exhibit C, and (ii) the First Addendum to Servicing Agreement between HSBC, as owner, and the Servicer, as servicer, dated July 15, 2006 (the “First Addendum”);

WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, pursuant to the Servicing Agreement, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, the Seller and the Servicer agree that the provisions of the Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, the Seller and the Servicer agree that the provisions of the First Addendum shall not apply to the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless if such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, N.A. will act as custodian (the “Custodian”) of the Custodial Mortgage Files for the Trustee pursuant to the Pooling and Servicing Agreement.

3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

The Servicer additionally agrees that to the extent the Servicer has serviced the Mortgage Loans for a period of sixty days prior to the Trust Cut-Off Date, the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the “Fair Credit Reporting Act”) and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the Servicing Agreement, the remittance on June 18, 2007 to the Trust Fund is to include principal due after May 1, 2007 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the Servicing Agreement.

5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the HSI Asset Loan Obligation Trust 2007-1 Trust Fund (the “Trust Fund”) created pursuant to the Pooling and Servicing Agreement, shall have the same rights as the Seller under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term “Owner” as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X (Default) of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any obligations of the Seller under the Servicing Agreement; and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

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6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.01 of the Servicing Agreement, which the Servicer hereby restates as of the Closing Date) in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates issued pursuant thereto.

7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

CitiMortgage Mortgage, Inc.
4000 Regent Blvd.
Irving, TX 75063
Attention: Master Servicing Division,
Compliance Manager - HALO 2007-1

All notices required to be delivered to the Securities Administrator under this Agreement shall be delivered to the Securities Administrator at the following address:

Citbank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Structured Finance Agency and Trust, HALO 2007-1

All remittances required to be made to the Securities Administrator under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

Bank Name:	CitiBank (West)
Bank City/State:	Glendale, CA
ABA Number:	321171184
Account Name:	CMI MSD Clearing
Account Number:	#704913896
Re:	HALO 2007-1

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All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Trust Administration
Telephone: (714) 247-6000
Facsimile: (714) 247-6329

All written information required to be delivered to the Seller hereunder shall be delivered to HSBC at the following address:

HSBC Bank USA, National Association
Re: HALO 2007-1
452 Fifth Avenue
New York, New York 10018
Attention: Head of MBS Principal Finance

All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the Servicing Agreement.

8. [Reserved]

9. Acknowledgement. The Servicer hereby acknowledges that the rights and obligations of HSBC under the Servicing Agreement will be assigned to HASCO on the Closing Date under the Mortgage Loan Purchase Agreement; and that such rights and obligations will simultaneously be re-assigned by HASCO to the Trust Fund under the Pooling and Servicing Agreement. The Servicer agrees that the Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.10 of the Servicing Agreement and will constitute a valid assignment and assumption of the rights and obligations of HSBC under the Servicing Agreement to HASCO, and by HASCO to the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

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12. Reconstitution. The Seller and the Servicer agree that this Agreement is a reconstitution agreement executed in connection with a “Securitization Transaction,” and that the date hereof is the “Reconstitution Date,” each as defined in the Servicing Agreement.

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Executed as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION,
as Seller

By: /s/ Nicholas Letica
Name: Nicholas Letica
Title: Officer #15255

HSI ASSET SECURITIZATION CORPORATION,
as Depositor

By: /s/ Andrea Lenox
Name: Andrea Lenox
Title: Vice President

WELLS FARGO BANK, N.A.,
as Servicer

By: /s/ Ruth M. Kovalski
Name: Ruth M. Kovalski
Title: Vice President

CITIMORTGAGE, INC.,
 as Master Servicer

By: /s/  Tommy R. Harris
Name: Tommy R. Harris
Title: Sr. Vice President

Acknowledged:

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Trustee and not individually

By: /s/  Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer

EXHIBIT A

Modifications to the Servicing Agreement

1.
Unless otherwise specified herein, any provisions of the Servicing Agreement, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan Transfers, Securitization Transactions and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the Servicing Agreement and all references to such exhibits shall also be disregarded.

2.	The definition of “Accepted Servicing Practices” in Article I is hereby amended in its entirety to read as follows:

Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

3.	The definition of “Custodial Agreement” shall be inapplicable to this Agreement.

4.	The definition of “Custodian” in Article I is hereby amended to read as follows:

Custodian: means Wells Fargo Bank, N.A., and its successors and assigns.

5.	A new definition of “Document Transfer Event” is hereby added to Article I immediately following the definition of “Determination Date” to read as follows:

Document Transfer Event: The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than “BBB-” by Fitch or (iii) any Rating Agency requires the Servicer to deliver the Retained Mortgage Files to the Custodian.

6.	A new definition of “MERS Eligible Mortgage Loan” is hereby added to Article I immediately following the definition of “MERS” to read as follows:

MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

7.	The definition of “Mortgage Interest Rate” in Article I is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

8.	New definitions of “Non-MERS Eligible Mortgage Loan” and “Non-MERS Mortgage Loans” are hereby added to Article I immediately following the definition of “Mortgagor” to read as follows:

Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

9.	A new definition of “Prepayment Charge” is added to Article I to immediately precede the definition of “Prepayment Interest Shortfall” and to read as follows:

Prepayment Charge: means with respect to any Mortgage Loan and Distribution Date, the charges or premiums, if any, exclusive of any servicing charges collected by the Servicer in connection with a Mortgage Loan payoff, due in connection with a full prepayment of such Mortgage Loan during the Principal Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

10.	The definition of “Prepayment Interest Shortfall” in Article I is hereby amended to read as follows:

Prepayment Interest Shortfall: means, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Principal Prepayment Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

11.	The definition of “Prepayment Penalty” is hereby deleted in its entirety. In addition, all references to “Prepayment Penalty” in the Servicing Agreement is hereby replaced with “Prepayment Charge”.

12.	A new definition of “Realized Loss” is added to Article I immediately following the definition of “Rating Agency” to read as follows:

Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Pooling and Servicing Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

13.	A new definition of “Relief Act Reduction” is hereby added to Article I immediately following the definition of “Regulation AB” to read as follows:

Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

14.	A new definition of “Servicer Prepayment Charge Payment Amount” is added to Article I immediately after the new definition of “Servicer Information” to read as follows:

Servicer Prepayment Charge Payment Amount: Any amount paid by the Servicer as a result of an impermissible waiver of a Prepayment Charge pursuant to Section 4.01 of this Agreement.

15.	Section 2.01 (Possession of Mortgage Files; Maintenance of Servicing Files) is hereby amended as follows:

(i) by replacing the word “Owner” with the words “Trustee and the Trust Fund” in each instance; and

(ii) by adding the following after the word “Owner” in the fourteenth line of the first paragraph:

or within 60 days of the occurrence of a Document Transfer Event

16.	Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended as follows:

(i)	by replacing the reference to “Owner” in the first paragraph of such section with “Trustee and the Trust Fund;” and

(ii)	by adding the following paragraph as the last paragraph of such section:

Only if so requested by the Seller or the Master Servicer, the Servicer, at the Depositor’s expense, shall cause to be properly prepared and recorded as Assignment of Mortgage in favor of the Trustee with respect to each Non-MERS Mortgage Loan in each public recording office where such Non-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter to the extent delays are caused by the applicable recording office).

17.	The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

18.	The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superseded by the provisions of the Pooling and Servicing Agreement.

19.
The first paragraph of Section 3.01 (Servicer Representations and Warranties) is hereby amended by replacing the words “to the Owner” with “to the Trust Fund, the Master Servicer, the Depositor, the Trustee and the Securities Administrator.”

20.	Section 3.01(k) (No Brokers’ Fees) shall be inapplicable to this Agreement.

21.	A new paragraph is hereby added at the end of Section 3.01 (Servicer Representations and Warranties) to read as follows:

It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (j) and (l) through (o) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Depositor, the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Depositor, Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

Within sixty (60) days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee’s or Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Master Servicer with prior written notice to the Trustee (if and to the extent required under the Pooling and Servicing Agreement). Such assignment shall be made in accordance with Section 12.01.

In addition, the Servicer shall indemnify (from its own funds) the Depositor, the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Depositor, the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Depositor, the Trustee or the Master Servicer for compliance with this Agreement.

22.	Section 4.01 (Servicer to Act as Servicer) is hereby amended by:

(i)    replacing the second paragraph of such section with the following:

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, further, that upon the full release or discharge, the Servicer shall notify the related Custodian of the related Mortgage Loan of such full release or discharge. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

(ii)
by replacing the reference to “the tenth (10th) Business Day of each month” with “tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day)” in the second to last sentence of the sixth paragraph.

23.
Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by replacing the words “in trust for the Owner and/or subsequent owners of Mortgage Loans, and various Mortgagors - P&I” in the fourth and fifth lines of the first sentence of the first paragraph with the following:

“in trust for the HSI Asset Loan Obligation Trust 2007-1 and various Mortgagors”.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

(i)    by replacing the last two lines of clause (iii) with the following:

shall be prior to the rights of the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(ii)	by amending clause (v) thereof by adding the words “Section 4.01 and” before the reference to Section 8.01.

24.
Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the words “Owner and/or subsequent Owners of Residential Mortgage Loans, and various Mortgagors - T&I” in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

HSI Asset Loan Obligation Trust 2007-1 and various Mortgagors.

25.
Section 4.07 (Permitted Withdrawals from Escrow Account) is hereby amended by removing the word “and” at the end of clause (viii), replacing the period at the end of clause (ix) with “; and” and adding a new clause (x) to read as follows:

(x) to transfer funds to another Eligible Institution in accordance with Section 4.09 hereof.

26.	Section 4.09 (Protection of Accounts) is hereby amended as follows:

(i)	by replacing the words “the Owner” with “the Master Servicer” in each instance; and

(ii)	by adding the following sentence as the last sentence of such section:

The Servicer shall give notice to the Master Servicer of any transfer of the Custodial Account or the Escrow Account to a different Qualified Depository no later than thirty (30) days after any such transfer is made and deliver to the Master Servicer, upon request, a certification notice in the form of Exhibit E or Exhibit F, as applicable, with respect to such Qualified Depository.

27.
Section 4.10 (Maintenance of Hazard Insurance), is hereby amended by deleting the following from the end of the fourth paragraph, “and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf.”

28.	Section 4.13 (Inspections), is hereby amended by deleting it in its entirety and replacing it with the following:

The Servicer or its agent shall inspect the Mortgaged Property as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved.  The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with an electronic report of each such inspection.

29.	Section 4.15 (Maintenance of PMI Policy or LPMI Policy), is hereby amended by adding to (ii), after Homeowners Protection Act of 1998, 12 USC §4901, et seq.,“or other applicable law”.

30.
Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to “one year” in the fifteenth line of the second paragraph thereof with “three years”, (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provided a copy of the same to the Master Servicer and the Trustee) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(iii) deleting the first sentence of the third paragraph thereto, and (iv) by adding the following to the end of such Section:

Prior to acceptance by the Servicer of an offer to sell any REO Property for a sale price that is less than 90% of the unpaid principal balance of the related Mortgage Loan, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within two (2) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

31.	Section 5.02 (Statements to Owner) is hereby amended to read as follows:

Section 5.02 Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in a mutually agreed-upon format, a monthly defaulted loan report in a mutually agreed upon format relating to the period ending on the last day of the preceding calendar month and a monthly loan loss report in a mutually agreed upon format and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer. No later than two Business Days after the thirteenth day of each calendar month, the Servicer shall furnish to the Master Servicer a monthly report containing such information regarding prepayments of Mortgage Loans during the applicable Principal Prepayment Period and in a format as mutually agreed to between the Servicer and the Master Servicer.

The Servicer shall provide the Master Servicer with such information available to it concerning the Mortgage Loans as is necessary for the Securities Administrator to prepare the Trust Fund’s federal income tax return as the Securities Administrator may reasonably request from time to time.

32.	Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

(i)	by replacing the words “the Owner or any Master Servicer or Depositor” with “the Master Servicer” in each instance.

33.	Section 6.05 (Annual Independent Public Accountants’ Servicing Report) is hereby deleted in its entirety.

34.	Section 6.06 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

(i)	by replacing the last three lines of subsection (i) with the following:

“Applicable Servicing Criteria” specified on Exhibit H.

(ii)	by replacing any reference to ”the Owner, any Master Servicer or any Depositor” with “the Master Servicer”;

(iii)	by replacing any reference to “the Owner, such Master Servicer and such Depositor” with “the Master Servicer.”

35.	Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

The Servicer shall indemnify the Owner, the Depositor, the Trust Fund, the Trustee, the Securities Administrator and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligations to provide any information, report, certification, accountants’ letter or other material pursuant to Sections 6.04 and 6.06 hereunder) or for any inaccurate or misleading information provided pursuant to Sections 6.04 and 6.06 hereunder. The Servicer immediately shall notify the Owner, the Master Servicer, the Securities Administrator and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer, the Securities Administrator or the Trustee in connection with such claim. The Servicer shall provide the Trustee (with a copy to the Master Servicer and the Securities Administrator) with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee (at the written direction of the Master Servicer or the Securities Administrator) from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

36.	Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Securitization Transaction) is hereby amended as follows:

(a)	Subsection (f)(J) is hereby amended in its entirety to read as follows:

a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Servicer, each Subservicer and any of the parties listed on Exhibit J hereto.

(b)	Subsection (i)(i)(7) is hereby amended in its entirety to read as follows:

there are no affiliations, relationships or transactions relating to the Servicer, any Subservicer with respect to any Securitization Transaction and any party listed on Exhibit J hereto.

(c)
Subsection (m) is hereby amended by (1) changing the reference to “the Owner, each affiliate of the Owner” to “the Trust Fund, the Master Servicer, the Depositor and the Trustee,” (2) deleting the reference to “or the Depositor,” and (3) deleting the reference to “and of the Depositor”; and

(d)	by changing any reference to “Owner” to “Master Servicer” in each instance in subsection (e) and the last four paragraphs of Section 9.01.

37.	Section 10.01 (Events of Default) is hereby amended by:

(a)	changing any reference to “Owner” to “Master Servicer”;

(b)	adding the words “except with respect to clause (xi) of this Section 10.01,” at the beginning of Subpart (ii) of the first paragraph; and

(c)	adding the words “within the applicable cure period” after the word “remedied” in the first line of the second paragraph.

(d)	removing subsections (viii) & (ix) and replacing with the following:

(viii)	Servicer’s residential servicer rating for servicing mortgage loans is qualified, withdrawn or reduced below an “average” rating anytime after the date of this Agreement.

(ix)
the Delinquency Ratio exceeds a certain threshold as mutually agreed upon and reasonably determined by Owner and Servicer, as to each Securitization Transaction, which such determination shall be in accordance with the standards of prudent lenders in the secondary mortgage market.

38.	Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to “Owner” to “Master Servicer”.

39.	Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence at the end of the first paragraph of Section 11.01:

(ii)	mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Rating Agencies.

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

40.	Section 11.02 (Termination Without Cause) is hereby amended by adding the following to the end of the second paragraph:

In addition, the Servicer shall be entitled to receive from the Owner, with respect to each Mortgage Loan subject to termination, pursuant to this Section 11.02, an amount equal to the sum of: (i) unreimbursed Monthly Advances and Servicing Advances; (ii) costs to transfer the Mortgage Loans to the successor servicer; and (iii) Servicing Fees and REO Disposition Fees earned but not yet collected.

41.	Section 12.01 (Successor to Servicer) is hereby amended in its entirety to read as follows:

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Pooling and Servicing Agreement (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Owner and each Rating Agency (as such term is defined in the Pooling and Servicing Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Owner, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trustee on behalf of the Trust Fund under Section 3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all collateral files, credit files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination pursuant to Section 10.01 or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement. Notwithstanding anything to the contrary in this paragraph, such expenses will only be paid by the Servicer if such Servicer is resigning or has been terminated for cause.

42.	Section 12.02 (Amendment) is hereby amended by adding the words “, with the written consent of the Master Servicer and the Trustee” after the word “Owner”.

43.	Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

44.	Section 12.10 (Assignment by Owner) is hereby replaced with “[Reserved]”.

45.	Section 12.18 (Third Party Beneficiaries) is hereby amended in its entirety to read as follows:

Section 12.18 Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trust Fund, the Securities Administrator, Master Servicer, the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trust Fund, the Master Servicer, the Depositor and the Trustee as if they were parties to this Agreement, and the Trust Fund, the Master Servicer, the Securities Administrator, the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trust Fund, the Master Servicer, the Securities Administrator, the Depositor and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Pooling and Servicing Agreement and of the Trust Fund pursuant to the Pooling and Servicing Agreement.

46.	[Reserved]

47.	Exhibit H to the Servicing Agreement is hereby replaced in its entirety by Exhibit D attached hereto.

48.	A new Exhibit J (Transaction Parties) is hereby added to the Servicing Agreement and is attached hereto as Exhibit E.

EXHIBIT B

Pooling and Servicing Agreement

B-1

EXHIBIT C

Servicing Agreement

On file with HSBC.

C-1

EXHIBIT D

SERVICING CRITERIA TO BE ADDRESSED
IN REPORT ON ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Wells Fargo Bank, N.A. shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”, as identified by a mark in the column titled “Applicable Servicing Criteria”:

Regulation AB Reference	Servicing Criteria	Applicable Servicing Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

Regulation AB Reference	Servicing Criteria	Applicable Servicing Criteria
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X

Regulation AB Reference	Servicing Criteria	Applicable Servicing Criteria
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
Pool Asset Administration cont.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT E

TRANSACTION PARTIES

Trustee: Deutsche Bank National Trust Company

Securities Administrator: Citibank, N.A.

Master Servicer: CitiMortgage, Inc.

Interest Rate Cap Counterparty: Bear Stearns Financial Products, Inc.

Servicer(s): Countrywide Home Loans Servicing LP, Wells Fargo Bank, N.A., HSBC Mortgage Corporation and Wachovia Mortgage Corporation

Originator(s): Countrywide Home Loans, Inc., HSBC Mortgage Corporation, Wachovia Mortgage Corporations and American Home Mortgage Corporation

Custodian(s): Wells Fargo Bank, N.A.

Seller: HSBC Bank USA, National Association

E-1